SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, DC 20549

                              FORM 8-K

                         CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): March 8, 2004

              American Entertainment & Animation Corporation

                                 Delaware
              (State or Other Jurisdiction of Incorporation)

               0-29657                          33-0727323
         (Commission File Number)    (IRS Employer Identification No.)

1121 Steeles Ave. West
Suite 803
Toronto, Ontario, Canada
M2R 3W7

(Address of Principal Executive Offices) (Zip Code)

(416)661-4989

            (Registrant's Telephone Number, Including Area Code)

8500 Leslie Street, Suite 500, Thornhill, Ontario  L3T 7M8

           (Former Name or Former Address, if Changed Since Last Report)


Item 5.  Other Events.

The company's address, telephone number and fax number have been changed to the following:

1121 Steeles Ave. West
Suite 803
Toronto, Ontario, Canada
M2R 3W7
Tel:(416) 661-4989
Fax:(416) 661-9510


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duty authorized.

AMERICAN ENTERTAINMENT and ANIMATION
CORPORATION

Date:  March 9, 2004                  By: /s/ Marc Hazout
                                     ---------------------------
                                     President and C.E.O.